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                                                                    Exhibit 23.3


             [AMERICAN APPRAISAL ASSOCIATES/R/ GRAPHIC APPEARS HERE]
                            411 East Wisconsin Avenue
                                   Suite 1900
                                  P.O. Box 664
                         Milwaukee, Wisconsin 53202-0664
                            Telephone: (414) 271-7240
                           www.american-appraisal.com


       United States                                   International
       -------------                                   -------------

Atlanta         Milwaukee                        Brazil           Mexico
Boston          Minneapolis                      Canada           Morocco
Buffalo         New Orleans                      China            Philippines
Charlotte       New York                         Croatia          Portugal
Chicago         Oak Lawn                         Czech Republic   Russia
Cincinnati      Philadelphia                     England          Spain
Dallas          Pittsburgh                       Germany          Taiwan
Denver          Princeton                        Greece           Thailand
Detroit         Schaumburg                       Hong Kong        Turkey
Houston         St. Louis                        Hungary          Venezuela
Irvine          San Francisco                    Italy
Jacksonville    Seattle                          Japan
Los Angeles


                        CONSENT OF INDEPENDENT APPRAISER
                        --------------------------------

     American Appraisal Associates, Inc. ("AAA") hereby consents to the incorporation by reference of its preliminary conclusions of value in this Amendment No. 1 to the Registration Statement of Fiserv, Inc. on Form S-4 ("Form S-4A"). Specifically, AAA consents to Fiserv's reference to the stated preliminary conclusions of value of $55.9 million for the intangible assets included in the preliminary purchase price allocation for the CNS acquisition, referenced in "Note 2. Acquisitions" of Fiserv's 2002 10K filing, which is incorporated by reference into Fiserv's Form S-4A.


                                    AMERICAN APPRAISAL ASSOCIATES, INC.


                                    By /s/ Dale J. Egan
                                       ----------------------------------------
                                           Dale J. Egan
                                          General Counsel


Milwaukee, Wisconsin
August 8, 2003